SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of earliest event reported):
                                 April 15, 1997
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                               TWINLAB CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                       0-21003              11-3317986
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(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
 incorporation or organization)                             identification no.)


           2120 SMITHTOWN AVENUE,
               RONKONKOMA, NY                               11779
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  (Address of principal executive offices)               (Zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 467-3140


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Item 5.  Other Events.

         The Board of Directors of Twinlab Corporation (the "Company") has rescheduled the Company's Annual Meeting of Stockholders for 10:00 A.M., June 17, 1997, at the Marriott Wind Watch Hotel in Hauppauge, New York.

         Pursuant to a unanimous written consent of the Board of Directors, dated April 15, 1997, the Board fixed the close of business on May 9, 1997 as the record date for the determination of the stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     TWINLAB CORPORATION


                                                     By:/s/ Ross Blechman
                                                        -----------------
                                                        Ross Blechman
                                                        Chairman of the Board,
                                                        President and Chief
                                                        Executive Officer


                                                        Date:  April 16, 1997